                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                                  TEXOIL, INC.

                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED JANUARY 24, 2001

                                       BY

                             OEI ACQUISITION CORP.,

                          A WHOLLY-OWNED SUBSIDIARY OF

                               OCEAN ENERGY, INC.

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
           TIME, ON FEBRUARY 22, 2001, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                         EQUISERVE TRUST COMPANY, N.A.

                     By Mail:                                            By Hand:
           EquiServe Trust Company, N.A.                            Boston EquiServe LP
                 Corporate Actions                  c/o Securities Transfer & Reporting Services, Inc.
                  P.O. Box 43014                               100 William Street, Galleria
             Providence, RI 02940-3014                              New York, NY 10038

            By Facsimile Transmission:                             By Overnight Courier:
                  (781) 575-2233                               EquiServe Trust Company, N.A.
           Investor Relations Telephone:                             Corporate Actions
                  (781) 575-3120                                     150 Royall Street
                                                                     Canton, MA 02021

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF
                   INSTRUCTIONS VIA A FACSIMILE TRANSMISSION,
      OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     THIS LETTER OF TRANSMITTAL IS TO BE COMPLETED BY HOLDERS OF SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE ("COMMON SHARES"), OF TEXOIL, INC. EITHER IF CERTIFICATES EVIDENCING COMMON SHARES ARE TO BE FORWARDED HEREWITH OR, UNLESS AN AGENT'S MESSAGE (AS DEFINED IN THE OFFER TO PURCHASE (AS DEFINED BELOW)) IS UTILIZED, IF A TENDER OF SUCH SHARES IS TO BE MADE BY BOOK-ENTRY TRANSFER TO THE ACCOUNT OF EQUISERVE TRUST COMPANY, N.A., AS DEPOSITARY (THE "DEPOSITARY"), AT THE DEPOSITORY TRUST COMPANY (THE "BOOK-ENTRY TRANSFER FACILITY"), IN EACH CASE PURSUANT TO THE PROCEDURES SET FORTH IN SECTION 3 -- "PROCEDURE FOR TENDERING SHARES" OF THE OFFER TO PURCHASE. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

------------------------------------------------------------------------------------------------------------------------
                                         DESCRIPTION OF COMMON SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
       (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                          COMMON SHARE(S) TENDERED
         APPEAR(S) ON COMMON SHARE CERTIFICATE(S))                  (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------
                                                                                    TOTAL NUMBER
                                                                                      OF COMMON            NUMBER
                                                                                       SHARES             OF COMMON
                                                                 CERTIFICATE        EVIDENCED BY           SHARES
                                                                 NUMBER(S)*        CERTIFICATE(S)*       TENDERED**
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             Total Common Shares
------------------------------------------------------------------------------------------------------------------------
 *  Need not be completed by stockholders delivering Common Shares by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Common Shares evidenced by each certificate delivered to the
    Depositary are being tendered. See Instruction 4 of this Letter of Transmittal.
------------------------------------------------------------------------------------------------------------------------

     The names and addresses of the registered holders should be printed, if not already printed above, exactly as they appear on the certificates representing Common Shares tendered hereby. The certificates and the number of Common Shares that the undersigned wishes to tender should be indicated in the appropriate boxes.

     Holders of Common Shares whose certificates are not immediately available, or who are unable to deliver their certificates and all other documents required by this Letter of Transmittal to the Depositary on or prior to the Expiration Date (as defined in Section 1 -- "Terms of the Offer; Expiration Date; Extension of Tender Period; Termination; Amendment" of the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Common Shares must tender their Common Shares pursuant to the guaranteed delivery procedures set forth in Section
3 -- "Procedure for Tendering Shares" of the Offer to Purchase. See Instruction 2 of this Letter of Transmittal.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

[ ]  I HAVE LOST MY CERTIFICATES THAT REPRESENTED           COMMON SHARES AND
     REQUIRE ASSISTANCE IN OBTAINING A REPLACEMENT CERTIFICATE. I UNDERSTAND THAT I MUST CONTACT MELLON INVESTOR SERVICES LLC (THE "TRANSFER AGENT") TO OBTAIN INSTRUCTIONS FOR REPLACING LOST CERTIFICATES. SEE INSTRUCTION 10.

[ ] CHECK HERE IF COMMON SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution
                              -------------------------------------------------

Account Number
               ----------------------------------------------------------------

Transaction Code Number
                        -------------------------------------------------------

[ ] CHECK HERE IF COMMON SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING (please enclose a photocopy of such guaranteed delivery):

Name(s) of Registered Holder(s)
                               -------------------------------------------------
Window Ticket Number (if any)
                              --------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery
                                                  -----------------------------
 Name of Institution Which Guaranteed Delivery
                                              ---------------------------------
     If delivery is by book-entry transfer, give the following information:

     Name of Tendering Institution
                                   --------------------------------------------
     Account Number
                    -----------------------------------------------------------
     Transaction Code Number
                             --------------------------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to OEI Acquisition Corp., a Nevada corporation (the "Offeror") and a wholly-owned subsidiary of Ocean Energy, Inc., a Texas corporation (the "Parent"), the above described shares of common stock, par value $.01 per share (the "Common Stock"), of Texoil, Inc., a Nevada corporation (the "Company"), pursuant to the Offeror's offer to purchase (a) all of the outstanding shares of the Company's Common Stock (the "Common Shares"), at a purchase price of $8.25 per Common Share, net to the seller in cash, without interest (such price for Common Shares, referred to herein as the "Common Share Offer Price"), and (b) all of the outstanding shares of the Company's Series A Convertible Preferred Stock, par value $.01 per share (the "Preferred Shares"), at a purchase price of $18.04 per Preferred Share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated January 24, 2001 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and this Letter of Transmittal (which, together with any amendments or supplements thereto, constitute the "Offer").

     Subject to, and effective upon, the acceptance for payment of the Common Shares tendered herewith, in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Offeror all right, title and interest in and to all of the Common Shares tendered hereby and all rights associated with such Common Shares, including but not limited to all cash and non-cash dividends, distributions, rights, other Common Shares or other securities issued, paid or distributed or issuable, payable or distributable in respect thereof on or after January 18, 2001, and prior to the transfer to the name of the Offeror (or nominee or transferee of the Offeror) on the Company's stock transfer records of the Common Shares tendered herewith (collectively, a "Distribution") and irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Common Shares (and any Distribution) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (i) deliver certificates for such Common Shares (and any Distribution) or transfer ownership of such Common Shares (and any Distribution) on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Offeror, (ii) present such Common Shares (and any Distribution) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Common Shares (and any Distribution), all in accordance with the terms and subject to the conditions of the Offer.

     The undersigned irrevocably appoints designees of Offeror as such undersigned's agents, attorneys-in-fact and proxies, with full power of substitution, to the full extent of the undersigned's rights with respect to the Common Shares (and any Distribution) tendered by the undersigned and accepted for payment by Offeror. All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest. Such appointment will be effective when, and only to the extent that, Offeror accepts such Common Shares for payment. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Common Shares (and any Distribution) will be revoked without further action, and no subsequent powers of attorney and proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The designees of Offeror will, with respect to the Common Shares (and any Distribution) for which such appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual or special meeting of Company stockholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. Offeror reserves the right to require that, in order for the Common Shares to be deemed validly tendered, immediately upon Offeror's acceptance of such Common Shares, Offeror must be able to exercise full voting rights with respect to such Common Shares (and any Distribution), including, without limitation, voting at any meeting of stockholders.

     The undersigned hereby represents and warrants that: (i) the undersigned has full power and authority to tender, sell, assign and transfer the Common Shares tendered hereby (and any Distribution) and (ii) when the same are accepted for payment by the Offeror, the Offeror will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, claims and encumbrances, and the same will not be subject to any adverse claim and will not have been transferred to the Offeror in violation of any contractual or other restriction on the transfer thereof. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Common Shares tendered hereby (and any Distribution). In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Offeror any and all Distributions in respect of the Common Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Offeror shall be entitled, subject to applicable law, to all rights and privileges as owner of each such Distribution and may withhold the entire Common Share Offer Price or deduct from the Common Share Offer Price the amount or value of such Distribution as determined by the Offeror in its sole discretion.

     No authority conferred herein or agreed to be conferred herein shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned. Tenders of Common Shares made pursuant to the Offer are irrevocable, except that Common Shares tendered pursuant to the Offer may be withdrawn at any time prior the Expiration Date, and, unless theretofore accepted for payment by the Offeror pursuant to the Offer, may also be withdrawn at any time after March 24, 2001. See Section 4 -- "Withdrawal Rights" of the Offer to Purchase.

     The undersigned understands that tenders of Common Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the conditions set forth in the Offer, including the undersigned's representation that the undersigned owns the Common Shares being tendered. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Offeror may not be required to accept for payment any of the Common Shares tendered hereby. See
Section 14 -- "Certain Conditions to Our Obligations" of the Offer to Purchase.

     Unless otherwise indicated herein in the box entitled "Special Payment Instructions", please issue the check for the Common Share Offer Price for all Common Shares purchased and return any certificates for Common Shares not tendered or not purchased, in the name(s) of the registered holder(s) appearing above under "Description of Common Shares Tendered". Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions", please mail the check for the Common Share Offer Price for all Common Shares purchased and return any certificates for any Common Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Common Shares Tendered". If the boxes entitled "Special Delivery Instructions" and "Special Payment Instructions" are both completed, please issue the check for the Common Share Offer Price for all Common Shares purchased and return any certificates for Common Shares not tendered or not purchased in the name(s) of, and deliver said check and/or certificate(s) to, the person(s) so indicated. Unless otherwise indicated in the box entitled "Special Payment Instructions", in the case of a book-entry delivery of Common Shares, please credit the account maintained at the Book-Entry Transfer Facility with any Common Shares not purchased. The undersigned recognizes that the Offeror has no obligation, pursuant to the "Special Payment Instructions", to transfer any Common Shares from the name(s) of the registered holder(s) thereof if the Offeror does not accept for payment any of the Common Shares tendered hereby.

----------------------------------------------------------------
                  SPECIAL PAYMENT INSTRUCTIONS
                (SEE INSTRUCTIONS 1, 5, 6 AND 7)

    To be completed ONLY if the check for the Common Share
    Offer Price of Common Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Common
    Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if Common Shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at the Book-Entry Transfer
    Facility other than that shown on page 1.
             Issue [ ] Check [ ] Certificate(s) to:

    Name
         --------------------------------------------------
                         (Please Print)

    Address
            -----------------------------------------------


    --------------------------------------------------------
                       (Include Zip Code)

    --------------------------------------------------------
    (Recipient's Tax Identification or Social Security No.)
                   (See Substitute W-9 below)
    [ ] Credit Common Shares tendered by book-entry transfer
        that are not accepted for payment to the Book-Entry
        Transfer Facility account designated below.

    -----------------------------------

    -----------------------------------
       (Depositary Account Number)
----------------------------------------------------------------

----------------------------------------------------------------
                 SPECIAL DELIVERY INSTRUCTIONS
                (SEE INSTRUCTIONS 1, 5, 6 AND 7)

    To be completed ONLY if the check for the Common Share
    Offer Price of Common Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Common
    Shares not tendered or not purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Common Shares Tendered".

             Issue [ ] Check [ ] Certificate(s) to:

    Name
         ------------------------------------------------
                          (Please Print)

    Address
           -----------------------------------------------


    --------------------------------------------------------
                       (Include Zip Code)

    --------------------------------------------------------
    (Recipient's Tax Identification or Social Security No.)
                   (See Substitute W-9 below)

----------------------------------------------------------------

                                   IMPORTANT
                            STOCKHOLDERS: SIGN HERE
                   (Also Complete Substitute Form W-9 Below)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        (Signature(s) of Stockholder(s))
                       (See guarantee requirement below)

Dated:
      --------------------------------------------------------------------------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

Name(s)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity (Full Title)
                     -----------------------------------------------------------

Address
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number
                              -------------------------------------------------

Tax Identification or Social Security Number
                                             -----------------------------------

                        (See Substitute Form W-9 below)

                           GUARANTEE OF SIGNATURE(S)
                   (If Required -- See Instructions 1 and 5)

                    FOR USE BY FINANCIAL INSTITUTIONS ONLY.
     FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN THE SPACE BELOW.

Authorized Signature(s)

--------------------------------------------------------------------------------

                   Name
--------------------------------------------------------------------------------
                                 (Please Print)

 Title
       -------------------------------------------------------------------------

Name of Firm
             -------------------------------------------------------------------

Address
        ------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number
                               -------------------------------------------------

Dated:
       ------------------------------------

                  PAYER'S NAME: EQUISERVE TRUST COMPANY, N.A.

--------------------------------------------------------------------------------------------------------------------------------
   SUBSTITUTE                          PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT  Social Security Number
   FORM W-9                            AND CERTIFY BY SIGNING AND DATING BELOW.               Employer Identification Number
   DEPARTMENT OF THE TREASURY                                                                 (if awaiting TIN write
   INTERNAL REVENUE SERVICE                                                                   "Applied For")
   PAYER'S REQUEST FOR TAXPAYER
   IDENTIFICATION NUMBER ("TIN")
                                    --------------------------------------------------------------------------------------------
                                       PART 2 -- Certification -- Under penalties of perjury, I certify that: (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal
                                       Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding. [ ].
                                    --------------------------------------------------------------------------------------------

                                       CERTIFICATION INSTRUCTIONS -- You must cross out item     PART 3 --
                                       (2) above if you have been notified by the IRS that       AWAITING TIN [ ]
                                       you are currently subject to backup withholding
                                       because of underreporting interest or dividends on
                                       your tax return. However, if after being notified by
                                       the IRS that you were subject to backup withholding
                                       you received another notification from the IRS that
                                       you are no longer subject to backup, do not cross out
                                       item (2).

                                       Signature                             Date
                                                 ---------------------           -------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

              YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                     THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

                CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a taxpayer identification number within 60 days.

Signature                                     Date
           ---------------------------------        ------------------

Name (Please print)
                    -------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Signature Guarantee. No signature guarantee on this Letter of Transmittal is required if (i) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Common Shares) tendered herewith, unless such holder(s) have completed either the box entitled "Special Delivery Instructions" or "Special Payment Instructions" on this Letter of Transmittal or
(ii) such Common Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

     2. Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations. This Letter of Transmittal is to be completed by stockholders either if Common Share certificates are to be forwarded herewith, or unless an Agent's Message (as defined in Section 2 -- "Acceptance for Payment and Payment for Shares" of the Offer to Purchase) is utilized, if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in
Section 3 -- "Procedure for Tendering Shares" of the Offer to Purchase. Certificates for all physically tendered Common Shares, or timely confirmation of a book-entry transfer (a "Book Entry Confirmation") into the Depositary's account at the Book-Entry Transfer Facility of all Common Shares delivered by book-entry transfer, together with this Letter of Transmittal (or manually signed facsimile hereof) properly completed and duly executed with all required signature guarantees (or, in connection with a book-entry transfer, an Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in Section 1 -- "Terms of the Offer; Expiration Date; Extension of Tender Period; Termination; Amendment" of the Offer to Purchase), or the tendering stockholder must comply with the guaranteed delivery procedures set forth below. If certificates are forwarded to the Depositary in multiple deliveries, this Letter of Transmittal (or manually signed facsimile hereof) properly completed and duly executed with all required signature guarantees must accompany each such delivery.

     Stockholders whose certificates for Common Shares are not immediately available, who cannot deliver their certificates and all other required documents to the Depositary on or prior to the Expiration Date, or who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Common Shares pursuant to the guaranteed delivery procedures set forth in Section 3 -- "Procedure for Tendering Shares" of the Offer to Purchase. Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Offeror, must be received by the Depositary, either by hand delivery, mail or facsimile transmission, on or prior to the Expiration Date and (iii) the certificates for all physically tendered shares, in proper form for transfer (or a Book-Entry Confirmation) together with this Letter of Transmittal (or manually signed facsimile thereof) properly completed and duly executed with all required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date of the execution of the Notice of Guaranteed Delivery. A trading day is any day on which the Nasdaq Small Cap Market is open for business.

     The method of delivery of this Letter of Transmittal, the certificates for Common Shares and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering stockholder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Depositary. Except as otherwise provided in this Instruction 2, delivery will be deemed made only when actually received by the Depositary (including, in the case of book-entry transfer, by Book-Entry Confirmation).

     No alternative, conditional or contingent tenders will be accepted and no fractional Common Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Common Shares for payment.

     3. Inadequate Space. If the space provided herein under "Description of Common Shares Tendered" is inadequate, the certificate numbers, the number of Common Shares evidenced by such certificates and the number of Common Shares tendered should be listed on a separate signed schedule and attached hereto.

     4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all the Common Shares evidenced by any certificate delivered to the Depositary herewith are to be tendered, fill in the number of Common Shares that are to be tendered in the box entitled "Number of Shares Tendered". In such case, as soon as practicable after the Expiration Date, new certificate(s) evidencing the remainder of the Common Shares that were evidenced by the certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions". All Common Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Common Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the certificates without alteration, enlargement or any other change whatsoever.

     If any Common Shares tendered hereby are held of record by two or more holders, all such holders must sign this Letter of Transmittal.

     If any of the Common Shares tendered hereby are registered in names of different holders on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Common Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made, or certificates for Common Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case the certificate(s) tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s), and the signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Common Shares tendered hereby, the certificates tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed as the name(s) of the registered holder(s) appear(s) on such certificates. Signatures on such certificates and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Offeror of such person's authority to so act must be submitted.

     6. Special Payment and Delivery Instructions. If a check for the Common Share Offer Price of any Common Shares tendered hereby is to be issued, or certificate(s) not tendered or not purchased are to be issued, in the name of a person other than the person signing this Letter of Transmittal, or if the check or any certificate for Common Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal, or to the person(s) signing this Letter of Transmittal but at an address other than that shown above, the appropriate boxes on this Letter of Transmittal must be completed. A stockholder tendering by book-entry transfer may request that Common Shares not accepted for payment be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder may designate under "Special Payment Instructions." If no such instructions are given, such Common Shares not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

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     7. Stock Transfer Taxes.  Except as set forth in this Instruction 7, the
Offeror will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of the purchased Common Shares to it, or to its order, pursuant to the Offer. If, however, payment of the Common Share Offer Price of any Common Shares purchased is to be made to, or certificate(s) for Common Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), or if tendered certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the Common Share Offer Price of such Common Shares purchased, unless evidence satisfactory to the Offeror of the payment of such taxes or exemption therefrom is submitted. Except as otherwise provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) listed in this Letter of Transmittal.

     8. Waiver of Conditions. Subject to the terms of the Merger Agreement (as defined in the Offer to Purchase), the conditions of the Offer may be waived by the Offeror, in whole or in part, at any time and from time to time in the Offeror's sole discretion.

     9. Substitute Form W-9. Each tendering stockholder is required to provide the Depositary with a correct taxpayer identification number ("TIN"), generally the stockholder's social security or federal employer identification number, and with certain other information, on the Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that the stockholder is not subject to backup withholding of federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box (Part 2) of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to 31% federal income tax withholding on the payment of the Common Share Offer Price of all Common Shares purchased from such stockholder. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with the TIN within 60 days, the Depositary will withhold 31% on all payments of the Common Share Offer Price to such stockholder until a TIN is provided to the Depositary.

     10. Lost, Mutilated, Destroyed or Stolen Certificates. If any certificate(s) representing shares has been lost, mutilated, destroyed or stolen, the stockholder should complete this Letter of Transmittal and check the appropriate box above and promptly notify the Transfer Agent. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen certificates have been followed. To expedite replacement, call the Transfer Agent at (800) 635-9270. The stockholder may also be required to give the Company a bond as indemnity against any claim that may be made against it with respect to the certificate(s) alleged to have been lost, mutilated, destroyed or stolen. There can be no assurance that such lost, mutilated, destroyed or stolen certificate(s) will be replaced prior to the Expiration Date.

     11. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent at the address and telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent at the address and telephone number set forth below. Holders of Common Shares may also contact their brokers, dealers, commercial banks or trust companies or other nominees for assistance concerning the Offer.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR MANUALLY SIGNED FACSIMILE HEREOF) PROPERLY COMPLETED AND DULY EXECUTED (WITH ALL REQUIRED GUARANTEES AND CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY PROPERLY COMPLETED AND DULY EXECUTED MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.
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                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a stockholder whose tendered Common Shares are accepted for payment is required to provide the Depositary (as payer) with such stockholder's current TIN on Substitute Form W-9. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder or other payee with respect to Common Shares purchased pursuant to the Offer may be subject to backup withholding of 31%.

     The box in part 3 of the Substitute Form W-9 may be checked if the tendering stockholder (or other payee) is required to submit a Substitute Form W-9 and has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the tendering stockholder must also complete the attached Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. If the box in Part 3 is so checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all such payments of the Common Share Offer Price until a TIN is provided to the Depositary. A tendering stockholder who checks the box in Part 3 in lieu of furnishing his or her TIN should furnish the Depositary with his or her TIN as soon as it is received.

     Certain stockholders (including, among others, all corporation, and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual or a foreign entity to qualify as an exempt recipient, that stockholder must submit to the Depositary a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payment made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments made to a stockholder or other payee with respect to shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of the stockholder's current TIN (or the TIN of any other payee) by completing the form, certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and that (1) the stockholder has not been notified by the Internal Revenue Service that the stockholder is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the shares tendered hereby. If the shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                    The Information Agent for the Offer is:

                  [GEORGESON SHAREHOLDER COMMUNICATIONS, INC.]

                          17 STATE STREET, 10TH FLOOR
                               NEW YORK, NY 10004
                 BANKS AND BROKERS CALL COLLECT: (212) 440-9800
                   ALL OTHERS CALL TOLL FREE: (800) 223-2064
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